SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 17, 2015

JONES LANG LASALLE INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 782-5800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 17, 2015, in connection with the release of the Proxy Statement (the “Proxy Statement”) for its 2015 Annual Meeting of Shareholders to be held on May 29, 2015 (the “2015 Annual Meeting”), Jones Lang LaSalle Incorporated (the “Company”) issued a press release (the “Press Release”) announcing that Kate S. Lavelle, who has served on the Company’s Board of Directors (the “Board”) since 2013, including as a member of its Audit Committee and its Nominating & Governance Committee, has decided not to stand for re-election at the 2015 Annual Meeting in order to devote additional time to a new business venture. Ms. Lavelle will remain a member of the Board until that date.

All of the Company’s other current directors are standing for re-election at the 2015 Annual Meeting.

A copy of the Press Release including the announcement of Ms. Lavelle’s pending departure from the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.  Other Events.

In the Press Release, the Company also announced that two individuals have been nominated to stand for first-time election to the Board at the 2015 Annual Meeting:

•                  Samuel A. Di Piazza, Jr., 64, retired as Global Chief Executive Officer of PricewaterhouseCoopers International Ltd. in September 2009 after a 36-year career at the world’s largest professional services firm. He then served as Vice Chairman of the Global Corporate and Investment Bank of Citigroup, Inc. from 2011 until February 2014. He is currently a member of the board of directors of each of DirecTV, Inc. and ProAssurance, Inc., both public companies listed on the New York Stock Exchange.

•                  Ann Marie Petach, 54, served in several senior positions with BlackRock, Inc., the world’s largest investment management firm, from 2007 until 2014, including as its Chief Financial Officer. Before that, she had a 23-year career with Ford Motor Company culminating in her serving as its Treasurer. Ms. Petach remains on the board of directors of certain of BlackRock’s affiliated companies.

Information about our 2015 Annual Meeting, including additional biographical information about each of Mr. Di Piazza and Ms. Petach, is provided in the Proxy Statement.

A copy of the press release announcing the nominations of Mr. Di Piazza and Ms. Petach is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is included with this Report:

99.1. Press release issued by Jones Lang LaSalle Incorporated on April 17, 2015 announcing (i) the decision of Kate S. Lavelle not to stand for re-election to the Jones Lang LaSalle Incorporated Board of Directors at the 2015 Annual Meeting of Shareholders to be held on May 29, 2015, and (ii) the nominations of each of Samuel Di Piazza, Jr. and Ann Marie Petach to stand for election to the Jones Lang LaSalle Incorporated Board of Directors at the 2015 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2015	JONES LANG LASALLE INCORPORATED

	By:	/s/ Mark J. Ohringer
		Name:	Mark J. Ohringer

Title: Executive Vice President, Global General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1    Press Release Dated April 17, 2015